SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

Central European Distribution Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Central European

Distribution Corporation

April 1, 2003

Dear Stockholder:

On behalf of the Board of Directors of Central European Distribution Corporation (the “Company”), it is my pleasure to invite you to the 2003 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Monday, April 28, 2003 at 10:00 a.m., local time, at Seaport Plaza, 199 Water Street, 34th Floor, New York, New York.

The Annual Meeting has been called for the following purposes:

•	to elect seven directors to serve on the Board of Directors, each for a one-year term;

•	to approve amendments to the Company’s stock incentive plan;

•	to ratify the Board of Directors’ appointment of PricewaterhouseCoopers as the Company’s independent public auditors for 2003; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all as more fully described in the accompanying Proxy Statement.

Management will also review 2002 results and respond to stockholder questions.

The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote “FOR” all of such proposals. It is important that your views be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed Proxy Card and promptly return it in the prepaid envelope.

Sincerely,

William V. Carey

Chairman, President and Chief Executive Officer

CENTRAL EUROPEAN

DISTRIBUTION CORPORATION

1343 Main Street, Sarasota, Florida 34236

(941) 330-1558

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2003

NOTICE IS HEREBY GIVEN that the 2003 annual meeting of stockholders (the “Annual Meeting”) of Central European Distribution Corporation, a Delaware corporation (“CEDC” or the “Company”), will be held on Monday, April 28, 2003 at 10:00 a.m., local time, at Seaport Plaza, 199 Water Street, 34th Floor, New York, New York, for the purpose of considering and voting upon the following matters:

•	to elect seven directors to serve on the Board of Directors, each for a one-year term and until their respective successors are elected;

•	to approve amendments to the Company’s stock incentive plan;

•	to ratify the Board of Directors’ appointment of PricewaterhouseCoopers as the Company’s independent public auditors for 2003; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Pursuant to the Company’s Bylaws, the Board of Directors has fixed March 24, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days before the Annual Meeting at the offices of the Company located at 1343 Main Street, Sarasota, Florida 34236.

By Order of the Board of Directors

James Archbold

Secretary

Sarasota, Florida

April 1, 2003

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope. If you sign and return your proxy card without specifying a choice, your shares will be voted in accordance with the recommendations of the Board of Directors. You may, if you wish, revoke your proxy at any time prior to the time it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

1343 Main Street, Sarasota, Florida 34236

(941) 330-1558

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS

APRIL 28, 2003

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement and the accompanying Proxy Card are furnished to stockholders of Central European Distribution Corporation (“CEDC” or the “Company”) in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors” or the “Board”) of proxies to be used at the 2003 annual meeting of stockholders (the “Annual Meeting”), to be held on Monday, April 28, 2003, at 10:00 a.m., local time, at Seaport Plaza, 199 Water Street, 34th Floor, New York, New York, and at any adjournments thereof.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, the Proxy Card and the Company’s Annual Report to Stockholders were first mailed to stockholders on or about April 1, 2003.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, the approval of amendments to the Company’s stock incentive plan and the ratification of the Company’s independent auditors. In addition, the Company’s management will report on the performance of the Company during 2002 and respond to appropriate questions from stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 24, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to vote personally at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,037,863 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain and vote a proxy from the institution that holds their shares. The Company has made proxy statements, proxies and annual reports available to the nominee institutions for delivery to “street name” stockholders.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of the Company either a notice of revocation or a duly executed proxy, bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. The Board recommends a vote:

•	for election of the nominated slate of seven directors (see page 3);
•	for approval of the amendments to the stock incentive plan (see pages 14); and
•	for ratification of the appointment of PricewaterhouseCoopers as the Company’s independent auditors (see page 19).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors.    The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Abstentions and broker non-votes will have no impact on the election of directors except to the extent failure to vote for an individual results in another individual receiving a larger proportion of votes. The certificate of incorporation does not provide for cumulative voting in the election of directors.

Approval of Amendments to the Stock Incentive Plan.    Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares represented in person or by proxy will be required for approval. Abstentions will have the same effect as a negative note. Broker non-votes will be treated as a vote not cast and will have no effect on the outcome of the vote.

Ratification of Independent Auditors and Other Items.    For the ratification of the independent auditors and any other item voted upon at the Annual Meeting, assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares represented in person or by proxy will be required for approval. Abstentions will have the same effect as a negative vote. Broker non-votes will be treated as a vote not cast and will have no effect on the outcome of the vote.

Who will bear the costs of soliciting proxies for the Annual Meeting?

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. For example, we have retained ADP Investor Communications Services to solicit proxies by use of the mails on the Company’s behalf for a fee of approximately $5,000. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the Company by brokers, nominees, custodians and other similar parties.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The entire Board of Directors currently consists of seven members. At the Annual Meeting, seven directors will be elected, each to serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified or until such director’s earlier death, resignation or removal. The following persons have been nominated for election as directors of the Company at the Annual Meeting: William V. Carey, Jeffrey K. Peterson, N. Scott Fine, James T. Grossmann, Tony Housh, Jan W. Laskowski and Richard Roberts.

Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Carey, Peterson, Fine, Grossmann, Housh, Laskowski and Roberts. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the persons named in the accompanying proxy shall determine in accordance with their best judgment. Pursuant to the bylaws, directors are elected by plurality vote. The certificate of incorporation does not provide for cumulative voting in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

Information as to Nominees for Directors

Name	Age	Position(s)
William V. Carey	38	Chairman, President and Chief Executive Officer
Jeffrey K. Peterson	52	Vice Chairman
N. Scott Fine	46	Director
James T. Grossmann	62	Director
Tony Housh	36	Director
Jan W. Laskowski	46	Director
Richard Roberts	55	Director

Directors and executive officers of the Company are elected to serve until they resign or are removed, or until their successors are elected. All directors of the Company are elected annually at the annual meeting of stockholders.

William V. Carey has served as Chairman, President and Chief Executive Officer of CEDC since its inception in 1998. Mr. Carey began working for Carey Agri in 1990, and instituted and supervised the direct delivery system for Carey Agri’s nationwide expansion. Mr. Carey has 10 years experience heading distribution companies in Poland. Mr. Carey is a graduate of the University of Florida with a BA in economics.

Jeffrey Peterson has served as Vice Chairman of the Board of Directors since 1998. He held the position of Executive Vice President before his retirement in 2002. Mr. Peterson was a co-founder of Carey Agri in 1990, and is a member of the management board of that entity. Prior thereto, Mr. Peterson contracted with African, Middle Eastern, South American and Asian governments and companies for the supply of American agricultural exports and selected agribusiness products, such as livestock, feed supplements and veterinary supplies. Mr. Peterson has worked with international banks and United States government entities to facilitate support for exports from the United States.

N. Scott Fine is President and founder of Fine Equities, Inc., a New York based investment-banking firm. Mr. Fine has been involved in corporate finance for over 20 years. Fine Equities, Inc. focuses on small- to medium-cap companies and manages high net worth individuals and small institutions. Mr. Fine originated the process and co-managed CEDC’s initial public offering. He has also worked on a series of transactions domestically and internationally in the healthcare and consumer products area.

James T. Grossmann, a retired United States foreign-service officer, has served as a director of CEDC since its inception in 1998. With the United States Agency for International Development (“U.S.A.I.D.”), during the years 1977 to 1996, Mr. Grossmann served in emerging markets in Central Europe, Central America, Africa and Asia with a concentration on developing private sector trading and investment through United States government-sponsored aid programs. Immediately prior to his retirement in 1996, he managed a $300 million mass privatization and capital markets development program that assisted 14 former state-controlled countries in Central Europe transition to market economies.

Tony Housh is a principal at the regulatory affairs advisory firm of Central Europe Access LLC. Mr. Housh was the Executive Director of the American Chamber of Commerce in Poland from 1996 to 2000, where he obtained an in-depth knowledge of the Polish regulatory framework. Mr. Housh has been a director of the Company since August 2000. He is also a member of the Chamber’s Board of Directors as well as the Board of the Fulbright Commission. Mr. Housh is a graduate of Katholieke Universitiet van Leuven (Belgium) and the University of Kansas.

Jan W. Laskowski has served as a director of CEDC since its inception in 1998. Mr. Laskowski has lived and worked in Poland since 1991. He was the Vice President and member of the management board of American Bank in Poland (“Amerbank”) until February 1999, a position he had held since 1996, where he was responsible for business development. Before joining Amerbank in 1991, Mr. Laskowski worked in London for Bank Liechtenstein (UK) Ltd from 1989 to 1991. He began his career with Credit Suisse, also in London, where he worked for 11 years.

Richard Roberts has been a director of CEDC since July 2002. Mr. Roberts, President of RSR International, LLC, a consulting firm specializing in international marketing and sales of alcoholic beverages, has over 30 years experience in the alcohol beverages field. Previously from 1992 to January 2002, he was Vice President International for the Sutter Home Winery, responsible for all markets outside the United States. Prior to that, he held a variety of senior management positions at Seagram International, including marketing and sales, as well as several general management positions of Seagram production and distribution companies outside the United States. Mr. Roberts has an MBA degree from the American Graduate School of International Management.

Each of the two lead underwriters in the Company’s initial public offering has the right, through July 31, 2003, to designate one person for election to the Board of Directors. In the event that one or both of the representatives elects not to exercise this right, then a person may be designated by each of the representatives to attend all meetings of the Board of Directors for such period of time. Such person will be entitled to receive all notices and other correspondence as if such person was a member of the Board of Directors and to be reimbursed for out-of-pocket expenses incurred in connection with attendance of meetings of the Board of Directors.

Brean Murray and Co., Inc., one of the representatives, has not designated a person as a member of the Board of Directors or to attend meetings of the Board. The other representative, Fine Equities Inc., designated N. Scott Fine to serve as a member of the Board. He was elected on November 19, 2001 and resigned on January 10, 2002. N. Scott Fine was re-elected to serve as a member of the board on January 9, 2003.

The Board and its Committees

The Board held seven meetings in 2002, in addition to acting by unanimous written consent five times. Each director attended at least 75% of all meetings of the Board and committees of the Board to which he was assigned that were held during the portion of 2002 during which such director was a member of the Board or applicable committee.

The Board has two standing committees, an audit committee and a compensation committee. The Company does not have a separate nominating committee for recommending to stockholders candidates for positions on the Board.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings, in whole or in part, the following Reports of the Audit Committee and the Compensation Committee and the Comparative Stock Prices Graph shall not be incorporated by reference into any such filings.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees management’s fulfillment of its financial reporting and disclosure responsibilities and its maintenance of appropriate internal control system. It is also responsible for the engagement of the Company’s independent public accountants and oversees the activities of the Company’s internal audit function. All members of the Audit Committee are non-employee directors. The Committee’s responsibilities also include reviewing (i) the scope and findings of the annual audit, (ii) accounting policies and procedures and the Company’s financial reporting and (iii) the internal controls employed by the Company.

To insure independence, the Audit Committee also meets separately with the Company’s independent public accountants, internal auditor and other members of management.

The Audit Committee has a charter that specifies its responsibilities and the Committee believes it fulfills its charter. The Board of Directors, upon the recommendation of the Audit Committee, approved a charter in response to the Audit Committee requirements adopted by the Securities and Exchange Commission in December 1999. During 2002, the Committee began work on an updated charter to reflect the additional requirements of the Sarbanes-Oxley Act of 2002. A copy of the updated charter is attached to the Proxy Statement as Exhibit A.

The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee met with the Company’s independent public accountants six times during 2002. These meetings were separate from full Board meetings and the Committee discussed matters required to be discussed by SAS 61. The Audit Committee members are Tony Housh, Jan Laskowski and James Grossmann. Mr. Grossmann joined the Audit Committee on May 14, 2002 following the resignation of a director who had served on the Audit Committee. The current members of the Audit Committee meet the independence and experience requirements set forth in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee has received the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1 and has discussed the independence of the independent public auditors with the independent public auditors. Based on its review and discussion with the independent public auditors and with management, the Audit Committee has recommended to the Board that the audited financial statements for 2002 be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

Audit Committee

Tony Housh

Jan Laskowski

James Grossmann

The Compensation Committee

The Compensation Committee, which held two meetings during 2002, consists of Jan Laskowski, Jeffrey Peterson and Richard Roberts. The Committee’s responsibilities include (i) making recommendations to the Board on salaries, bonuses and other forms of compensation for the Company’s officers and other key management and executive employees, (ii) administering the 1997 Stock Incentive Plan (the “Plan”) and (iii) reviewing management recommendations for grants of stock options and any proposed plans or practices of the Company relating to compensation of its employees and directors.

Compensation Committee Report

The Compensation Committee of the Board of Directors has prepared the following report on the Company’s policies with respect to the compensation of executive officers for 2002.

The Board of Directors appointed the Compensation Committee in November 1997. Since that time, decisions on compensation of the Company’s executive officers have been made by the full Board of Directors or by the Compensation Committee. No member of the Compensation Committee is an employee of the Company.

Compensation Policies Toward Executive Officers

The compensation policies of the Company are designed to (i) attract, motivate and retain experienced and qualified executives, (ii) increase the overall performance of the Company, (iii) increase stockholder value and (iv) improve the performance of individual executives. The Compensation Committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on the Company’s overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. The Compensation Committee believes that the level of base salaries plus bonuses of executives should generally be managed to compete in the Central European geographical area with other public and private companies. In addition, it is the policy of the Company to grant stock options to executives upon their commencement of employment with the Company and annually thereafter in order to strengthen the alliance of interest between such executives and the Company’s stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on the Company’s performance (as reflected in the market price of the common stock).

The following describes in more specific terms the elements of compensation that implement the Compensation Committee’s compensation policies, with specific reference to compensation reported for 2002:

Base Salaries.    Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public and private companies in Central Europe. Base salaries for executive officers are reviewed annually based upon, among other things, individual performance and responsibilities.

Annual salary adjustments are recommended by the Chief Executive Officer after an evaluation of the performance of each executive officer, including consideration of new responsibilities and the previous year’s performance. Individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee and the Board.

Bonuses.    The Company has traditionally paid annual bonuses to its executive officers based on both corporate and individual performance, as measured by reference to factors which reflect objective performance criteria over which management generally has the ability to exert some degree of control. This policy was formalized in 2001 with the adoption of the Company’s Executive Bonus Plan (the “Bonus Plan”), which was approved by the shareholders at the 2001 annual meeting. Under the Bonus Plan, the size of the bonus relates to the amount of the Company’s audited net earnings in a year (but not including deductions for interest payments, depreciation, amortization, foreign-exchange adjustments or tax payments) (“Adjusted Net Income”) measured against two earnings thresholds adopted by the Board. For 2002, the lower threshold was $12.503 million and the upper threshold was $13.753 million. If Adjusted Net Income for a year is above the lower threshold, the bonus is equal to 2% of the Adjusted Net Income above the lower threshold with the Chief Executive Officer receiving 1% and the Chief Financial Officer and Chief operating Officer receiving 0.5% each. In addition, options to purchase 10,000 shares of common stock of the Company will be granted to the Chief Executive Officer and options to purchase 5,000 shares of common stock of the Company will be granted to each of the Chief Financial Officer and the Chief Operating Officer. If the Adjusted Net Income for a year is above the upper threshold, the bonus is equal to 2.5% of the Adjusted Net Income above the upper threshold with the Chief Executive Officer receiving 1.25% and the Chief Financial Officer and Chief operating Officer receiving 0.625% each and the grant of options will be for 15,000 shares of common stock to the Chief Executive Officer and 7,500 shares to each of the Chief Financial Officer and the Chief Operating Officer. In 2002, the Adjusted Net Income exceeded the higher threshold, and in accordance with the terms of the Bonus Plan, the Company paid a bonus of $252,500 to the Chief Executive Officer, and $126,250 to both of the Chief Financial Officer and Chief Operating Officer, and issued options to purchase 20,000 shares of common stock to the three officers. The exercise price of these options was considered variable under APB 25, and in November 2002, at the request of the executive officers, the Company canceled these options and made total cash bonus payments of $150,000 to the executive officers. The Board believes that the Bonus Plan properly motivates the three individuals who are most capable of affecting Company performance.

Stock Options.    A third component of executive officers’ compensation is the Plan pursuant to which the Company grants executive officers and other key employees’ options to purchase shares of common stock.

The Compensation Committee or the full Board of Directors grants stock options to the Company’s executives in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon their commencement of employment with the Company and annually thereafter. The options generally are granted at an exercise price equal to the market price of the common stock at the date of the grant. Options granted to executive officers typically vest over a period of one to five years following the date of grant. The maximum option term is ten years. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company’s stockholders through appreciation of stock price. Management believes that stock options have been helpful in attracting and retaining skilled executive personnel.

Stock option grants made to newly hired executive officers and other employees in 2002 reflect the significant individual contributions they are expected to make to the Company’s operations and implementation of the Company’s development and growth programs. During 2002, the Company granted stock options covering a total of 157,750 shares of common stock, not including options to purchase 20,500 shares of common stock automatically granted to Board members.

The executive compensation policy described above is applied in setting Mr. Carey’s compensation. Mr. Carey generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus and long-term equity-linked compensation in the form of stock options. The Compensation Committee’s general approach in establishing Mr. Carey’s compensation is to be competitive with peer companies, but to have a large percentage of his target salary subject to achievement of objective performance criteria and targets established in our strategic plan.

Mr. Carey’s compensation for 2002 included $203,102 in base salary. Mr. Carey is to receive a bonus in the amount of $252,500 for 2002 under the Bonus Plan. Mr. Carey’s salary was based on, among other factors, the Company’s performance and the 2002 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies.

Respectfully submitted,

Compensation Committee

Jan Laskowski

Jeffrey Peterson

Richard Roberts

Compensation Committee Interlocks and Insider Participation

Prior to his retirement in 2002, Jeffrey Peterson was Executive Vice President of the Company.

Director Compensation

Each director receives board fees of $1,000 per quarter. In addition, William V. Carey, as Chairman, and Jeffrey Peterson, as Vice Chairman, are entitled to receive $12,000 and $5,000 respectively per annum. Mr. Carey receives additional compensation for serving as the Company’s Chief Executive Officer. See “—Summary Compensation Table”. Members of the Board of Directors have received grants of stock options under the Plan. The Company reimburses directors for out-of-pocket travel expenditures relating to their service on the Board of Directors.

Executive Officers

The names, ages, current positions held and date from which the current position was held of all executive officers of the Company are set forth below.

Name	Age	Position(s)	Position Since
William V. Carey	38	Chairman, President and Chief Executive Officer	1997
Evangelos Evangelou	35	Vice President and Chief Operating Officer	1998
Neil Crook	40	Vice President and Chief Financial Officer	2000
James Archbold	42	Vice President, Secretary and Director of Investor Relations	2002

The following sets forth the business experience, principal occupations and employment of each of the executive officers who do not serve on the Board.

Evangelos Evangelou joined the Company in September 1998. From October 1993 until July 1998, Mr. Evangelou was Assistant Manager and General Manager of Louis Poland Sp. zo.o., where he was responsible for the operations of all food and beverage outlets within Warsaw International Airport. Prior to coming to Poland, Mr. Evangelou was in food and beverage management in the United Kingdom.

Neil Crook joined the Company in February 2000 as Vice President and Chief Financial Officer. From April 1996 to January 2000, he held the position of Financial Controller in Xerox Polska Ltd, the autonomous subsidiary of Xerox (Europe) Ltd in Poland. Prior thereto, he worked with Continental Can Polska where he oversaw the financial operation of the construction of an aluminum can manufacturing plant. Prior to working in Poland, Mr. Crook had seven years experience working in audit and tax in the United Kingdom. Mr. Crook has nine years experience in Poland and is a United Kingdom registered F.C.M.A. (Fellow of the Chartered Institute of Management Accountants).

James Archbold joined the Company in January 2002 as Vice President and Director of Investor Relations. From August 1996 through January 1998, he held the position of National Sales Director for Domestic Brands for Carey Agri. Prior to joining the Company, he worked in Poland for AIG/Lincoln, a real estate development company, as Director of Marketing and Leasing. Prior to coming to Poland in 1995, he worked in the retail brokerage industry in New York for five years, where he last worked for Paine Webber. Mr. Archbold holds a MA degree from Columbia University in applied linguistics.

Executive Compensation

The following table shows, for the periods indicated, compensation awarded or paid by the Company to its executive officers whose compensation exceeded $100,000 during the periods indicated.

Summary Compensation Table

		Annual Compensation			Securities Underlying Options (#)
Name and Principal Position	Year	Salary	Bonus	Other(1)
William V. Carey	2002	$203,102	$252,500	$55,000	—
Chairman, President and Chief	2001	192,175	65,410	55,000	10,000
Executive Officer	2000	165,000	—	35,000	—

Evangelos Evangelou Vice President and Chief Operating Officer	2002	98,127	126,250	—	—

Neil Crook	2002	117,346	126,250	—	15,000
Vice President and Chief Financial Officer	2001	114,000	32,705	—	10,000

James Archbold Vice President and Director of Investor Relations	2002	80,000	25,000	—	15,000

(1)	Mr. Carey had housing and miscellaneous expenses valued at $35,000 in 2000 and $55,000 in 2001 and 2002.

Employment Agreements.    William V. Carey extended his employment contract with the Company, which commenced on July 31, 1998, for another three year period ending July 29, 2004. Mr. Carey serves as the chief executive officer of the Company and Carey Agri. He is paid an annual base salary at the rate of $203,102 per year, $87,102 payable by the Polish subsidiaries and $116,000 by the Company. Mr. Carey’s base salary is to be reviewed no less frequently than annually. Mr. Carey is entitled to be paid $55,000 annually as special benefits to help cover the cost of housing, school fees, home leave and club memberships. Mr. Carey participates in benefit plans and fringe benefits also available to all other senior executives of the Company. Mr. Carey employment agreement entitles him to receive bonuses in accordance with the Bonus Plan.

Mr. Carey may terminate his employment agreement only for “good reason,” which includes the Company’s failure to perform its obligations under the employment agreement. The Company may terminate the agreement for “cause,” which includes Mr. Carey’s willful refusal to follow written orders of the Board of Directors, willful engagement in conduct materially injurious to the Company, dishonesty of a material nature, conviction of a felony involving moral turpitude or continued failure to perform his required duties. If the Company terminates the agreement for cause or Mr. Carey terminates it without good reason, Mr. Carey’s salary and benefits will be paid only through the date of termination. If the Company terminates the employment agreement other than for cause or if Mr. Carey terminates it for good reason, the Company will pay Mr. Carey his salary and benefits through the date of termination in a single lump sum payment and other amounts or benefits at the time such amounts would have been due.

Pursuant to the agreement, Mr. Carey has agreed that during the term of employment, and for a one-year period following termination of employment, he will not compete with the Company. In case his contract is terminated before August 1, 2004, the Company has agreed to pay Mr. Carey’s salary for one year and to provide certain benefits for six months. The ownership by Mr. Carey of less than five percent of the outstanding stock of any corporation listed on a national securities exchange conducting any competitive business shall not be viewed as a violation of his agreement. For options granted to Mr. Carey as a member of the Board of Directors, see “—1997 Stock Incentive Plan.”

Evangelos Evangelou entered into three-year employment agreements with the Company and Carey Agri as of September 13, 1998, which were extended on September 20, 2002 until November 13, 2004. Mr. Evangelou serves as the chief operating officer of both companies. He is paid a base salary of $98,600, $33,400 of which is paid by the Company and $65,200 of which is paid by Carey Agri. Mr. Evangelou was awarded options to purchase 4,000 shares of common stock in 1998 when he joined the company, and has since been awarded options to purchase 20,000 shares of common stock. The options are valid for 120 months after the grant date and become exercisable 12 months after the grant date. Mr. Evangelou is entitled to participate in other benefit plans and fringe benefits available to senior officers of the Company. Mr. Evangelou’s employment agreement can be terminated by either party on three months’ notice.

Similar to Mr. Carey, Mr. Evangelou may terminate his employment agreements with the Company for “good reason.” The Company and Carey Agri may terminate their respective employment agreements with Mr. Evangelou on 180 days’ notice. The Company can also terminate its agreement with Mr. Evangelou if he is unable to perform his duties for a consecutive three-month period. Mr. Evangelou has entered into a non-competition agreement with the Company similar to Mr. Carey’s.

Neil Crook entered into three-year employment agreements with the Company and with Carey Agri as of February 7, 2000. Mr. Crook serves as the chief financial officer of both companies. He is paid a base salary of $117,346, $52,440 of which is paid by the Company and $64,906 of which is paid by other Polish subsidiaries. Mr. Crook was awarded options to purchase 5,000 shares of common stock when he entered into his employment agreement, and the Company agreed to grant him options to purchase an additional 10,000 shares on February 7, 2001 and 15,000 shares on February 7, 2002. The options are valid for 120 months after the grant date and become exercisable 12 months after the grant date. Mr. Crook is entitled to participate in other benefit plans and fringe benefits available to senior officers of the Company.

Similar to Mr. Carey, Mr. Crook may terminate his employment agreements with the Company for “good reason.” The Company and Carey Agri may terminate their respective employment agreements with Mr. Crook on 180 days’ notice. The Company can also terminate its agreement with Mr. Crook if he is unable to perform his duties for a consecutive three-month period. Mr. Crook has entered into a non-competition agreement with the Company similar to Mr. Carey’s.

James Archbold entered into three-year employment agreement with the Company as of October 1, 2001. Mr. Archbold serves as the Company’s Secretary and Director of Investor Relations. He was paid a base salary in 2002 of $80,000 by the Company, which will increase to $90,000 in 2003 and $100,000 in 2004. Mr. Archbold was awarded options to purchase 20,000 shares of common stock when he entered into his employment agreement and was granted options to purchase an additional 15,000 shares on December 31, 2002. Mr. Archbold’s contract requires the Company to grant additional options to purchase 10,000 shares on December 31, 2003. The options are valid for 120 months after the grant date and become exercisable 12 months after the grant date. Mr. Archbold is entitled to participate in other benefit plans and fringe benefits available to senior officers of the Company.

Similar to Mr. Carey, Mr. Archbold may terminate his employment agreement with the Company for “good reason.” The Company may terminate its employment agreement with Mr. Archbold on 180 days’ notice. The Company can also terminate its agreement with Mr. Archbold if he is unable to perform his duties for a consecutive three-month period. Mr. Archbold has entered into a non-competition agreement with the Company similar to Mr. Carey’s.

Option Grants and Exercises.    The following table sets forth information with respect to grants of stock options to the named executive officers:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2002	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
					5%	10%
William V. Carey	4,500	2.5%	$14.40	4/29/07	$135,675	$216,045
	10,000	5.6%	12.38	3/07/07	301,500	480,100
Neil Crook	15,000	8.4%	11.15	2/07/12	452,250	720,150
	5,000	2.8%	12.38	3/07/12	150,750	240,050
James Archbold	15,000	8.4%	18.51	12/31/02	452,250	720,150
Evangelos Evangelou	5,000	2.8%	12.38	3/07/12	150,750	240,050

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002
			Exercisable	Unexercisable	Exercisable	Unexercisable
William V. Carey	—	—	77,000	—	$852,983	—
Neil Crook	5,000	$17,500	20,000	15,000	246,425	$110,400
James Archbold	—	—	20,000	25,000	235,200	—
Evangelos Evangelou	4,000	26,000	45,000	—	576,690	—

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 1, 2003: (i) by each person who is known by the Company to beneficially own more than 5% of the common stock; (ii) by each director and nominee for director of the Company; (iii) by each of the named executive officers of the Company; and (iv) by all directors and executive officers of the Company as a group. All information in this section is given on the basis of outstanding securities plus securities deemed outstanding under Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
William V. Carey (1) 1602 Cottagewood Drive Brandon, Florida 33511	1,237,880	20.2%

Jeffrey Peterson (2) 1707 Waldemere Street Sarasota, Florida 34239	606,070	10.0

Neil Crook (3) U1. Kajki 84/86 04-621 Warsaw	40,000	*

Evangelos Evangelou (4) Ul. Fosa 37B M.45 02-768 Warsaw, Poland	46,200	*

James Archbold (5) 1343 Main Street, Suite 301 Sarasota, Florida 34236	20,000	*

James T. Grossmann (6) 805 S. Fairfax Street Alexandria, Virgina 22314	15,500	*

Jan W. Laskowski (7) 10/16 Marszatkowska m.6 00-102 Warsaw, Poland	23,000	*

Tony Housh (8) U1. Warszawska 200/87 05-520 Konstancin-Jeziorna, Poland	11,500	*

Richard Roberts (9) 21361 Clappertown Drive Ashburn, Virginia 20147	3,500	*

N. Scott Fine (10) 500 Fifth Avenue A New York, New York 10110	28,500	*

All directors and executive officers as a group (10 people)	2,032,150	32.2%

*	Less than 1%
(1)

Includes 714,140 shares beneficially owned by Mr. Carey (including 77,000 shares which can be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days), 20,000 shares beneficially owned by his wife and 503,740 shares held in the name of the William V. Carey Stock Trust. Mr. Carey is the beneficiary of the shares held in the William V. Carey Stock Trust, and he will become the sole owner of these shares and may terminate the trust on December 11, 2005. Mr. Carey administers the trust, which includes the power to vote the securities held and make any investment decisions, with one other trustee, Remy Hermida, 1707 West Reynolds Street, Plant City, Florida 33567. The trust instrument permits one trustee to delegate any and all power, duties or directions to the other trustee, although this action has not been taken.

(2)	Represents 36,000 shares that can be acquired upon the exercise of currently exercisable options and 570,070 shares held of record.
(3)	Represents 35,000 shares that can be acquired upon the exercise of currently exercisable options and 5,000 shares held of record.
(4)	Represents 45,000 shares that can be acquired upon the exercise of currently exercisable options and 1,200 shares held of record.
(5)	Represents 20,000 shares that can be acquired upon the exercise of currently exercisable options.
(6)	Represents 14,500 shares that can be acquired upon the exercise of currently exercisable options and 1,000 shares held of record.
(7)	Represents 23,000 shares that can be acquired upon the exercise of currently exercisable options.
(8)	Represents 11,500 shares that can be acquired upon the exercise of currently exercisable options.
(9)	Represents 3,500 shares that can be acquired upon the exercise of currently exercisable options.
(10)	Represents 3,500 shares that can be acquired upon the exercise of currently exercisable options and 25,000 shares owned by a company owned by Mr. Fine’s wife.

COMPARATIVE STOCK PRICES

The following chart sets forth comparative information regarding the Company’s cumulative stockholder return on its common stock since its initial public offering completed in July 1998. Total stockholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company’s cumulative stockholder return based on an investment of $100 at July 28, 1998 (when the common stock was first traded on Nasdaq at its closing price of $6.50) is compared to the cumulative total return of the CRSP Total Return Index for the Nasdaq Market (US and Foreign) and the Nasdaq Non-Financial Stocks Index, comprised of publicly traded companies which are principally in non-financial business during that same period.

Comparison of Cumulative Total Return

among the Company, the Nasdaq Market

and Nasdaq Non-Financial Stocks

APPROVAL OF AMENDMENTS TO STOCK INCENTIVE PLAN

(PROPOSAL 2)

The Company’s 1997 Stock Incentive Plan (the “Plan”) was adopted by the Company’s Board of Directors on November 27, 1997 and approved by the Company’s stockholders in December 1997. On March 26, 2003, the Board of Directors approved the amendments to the Plan described below, subject to the approval of the Company’s stockholders.

The principal features of the Plan, including an explanation of the material changes contemplated by the proposed amendments, are described below. This description is qualified in its entirety by reference to the text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Proposed Amendments

Increase in Authorized Shares

As of December 31, 2002, 38,250 shares of common stock remained available for issuance under the Plan. The Board of Directors amended the Plan, subject to stockholder approval, to increase the number of shares available for issuance under the Plan. Because of the pattern of option grants in the past, the Board of Directors believes that the number of shares presently available for grants and the number of shares which may become available in the future will not give the Company sufficient flexibility to structure future incentives as contemplated by the Plan. Therefore, if the stockholders approve the proposed amendments, an additional 1,000,000 shares would become available for issuance under the Plan.

Annual Grant to Outside Directors

As described below, the Plan currently provides for an automatic grant of non-qualified options to purchase 3,500 shares of common stock to each outside director upon their election to the Board. In addition to this initial grant, as compensation for annual director services, the Board of Directors has amended the Plan, subject to stockholder approval, to provide for an automatic annual grant of non-qualified options to purchase 1,500 shares to each outside director on each anniversary date of such outside director’s election to the Board, provided that such outside director is re-elected in such year.

Exercise Price of Non-Qualified Options

The Plan currently provides that the exercise price for non-qualified options is the fair market value of the shares of common stock subject to the option on the grant date. The Board of Directors amended the Plan, subject to stockholder approval, to provide that the exercise price of non-qualified options will be determined by the Compensation Committee, in its sole discretion, including at discounts from the fair market value, but that such exercise price may not be less than the par value of the common stock subject to the non-qualified option.

Summary of the Plan

General.    The Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units to directors, executives and other employees of the Company and any of its subsidiaries or of any service provider, as defined, whose participation in the Plan is determined to be in the best interest of the Company. The Plan currently authorizes the issuance of up to 750,000 shares of common stock (subject to anti-dilution adjustments in the event of a stock split, recapitalization or similar transaction). The maximum number of shares of common stock that can be awarded to any person under the Plan in any year is 60,000 shares (including shares subject to options, restricted shares and shares represented by restricted stock units). If the amendments to the Plan are approved by the Company’s stockholders, there will be a total of 1,750,000 shares of common stock available for issuance under the Plan, of which 711,750 have been issued.

Administration.    The Board of Directors has the full power and authority to take all actions and to make all determinations required under the Plan, but has currently delegated that authority to the Compensation Committee, which has the authority to interpret the Plan and to prescribe and rescind rules and regulations relating to the Plan. The Compensation Committee’s interpretations of the Plan and its determinations pursuant to the Plan are final and binding on all parties claiming an interest under the Plan.

Term.    The term of the Plan is ten years from its effective date (November 27, 1997), and no grants may be made under the Plan after that date.

Grants.    Automatic grants of non-qualified options to purchase 3,500 shares of common stock are made to outside directors of the Company upon initial election to the Board of Directors. If the amendments to the Plan are approved by the Company’s stockholders, automatic grants of non-qualified options to purchase 1,500 shares of common stock will be granted to each outside director on each anniversary date of their election to the Board of Directors, if such outside director is re-elected in such year. In addition, the chairpersons of the Audit and Compensation Committees are annually granted non-qualified options to purchase 3,000 shares of common stock, and each other committee member is annually granted non-qualified options to purchase 500 shares of common stock. The Chairman of the Board and the Vice Chairman of the Board receive an annual grant of non-qualified options to purchase, respectively, 4,500 and 2,500 shares of common stock. The Plan also authorizes discretionary option grants to any eligible grantee.

The Plan authorizes the grant of stock appreciation rights whereby the grantee may receive payment from the Company of an amount equal to the excess of the fair market value of the shares of common stock subject to such rights over the aggregate exercise price of such rights. A particular award agreement may permit payment by the Company of a stock appreciation right in shares of common stock, cash or a combination thereof.

In addition, the Plan authorizes the grant of restricted stock or restricted stock units (rights to receive restricted stock in the future). Both restricted stock and restricted stock units are subject to restrictions and risk of forfeiture. Such restriction may include not only a period of time of further employment or service to the Company or a subsidiary of the Company or a service provider but the satisfaction of individual or corporate performance objectives. Performance objectives may include, among other things, the trading price of the shares of common stock, market share, sales, earnings per share and return on equity. Unless the particular award agreement states otherwise, the holders of restricted stock have the right to vote such shares and the right to receive any dividends declared and paid with respect to such stock, but the holders of restricted stock units have no such rights.

Exercise Price.    The exercise price for incentive stock options granted under the Plan may not be less than 100% of the fair market value of the common stock on the date immediately prior to the grant date. Options may be exercised up to 10 years after grant, except as otherwise provided in an option agreement. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, however, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of an incentive stock option may not exceed five years. If the amendments to the Plan are approved by the stockholders, the exercise price of non-qualified options will be fixed by the Compensation Committee in its sole discretion, including at discounts from the fair market value, but in no event may the exercise price of a non-qualified option be less than the par value of the shares of common stock subject to the option. Payment for shares purchased under the Plan is made in cash or cash equivalents or, in the case of non-qualified options, if permitted by the Compensation Committee, through a broker assisted cashless exercise.

Transferability.    Options granted under the Plan are generally not transferable except that non-qualified options may, in certain circumstances, be transferred to family members of the optionee.

Termination of Employment.    If any optionee’s employment with the Company or a service provider terminates by reason of death, options will fully vest and may be exercised during the 24 months after such death or during such longer period as the Compensation Committee may determine in its discretion. If the optionee’s employment terminates by reason of disability, options will continue to vest and will be exercisable to the extent vested (subject to earlier termination as provided in an option agreement) for a period of one year after the termination of employment or such longer period as the Compensation Committee may determine. If the optionee’s employment terminates for any other reason, options not vested will terminate and vested options held by such optionee will expire 90 days after such termination, unless the Compensation Committee, in its discretion, extends the period during which the option may be exercised. If the exercise period for an incentive stock option is extended beyond the 90 day period, such option will be treated as a non-qualified option if exercised beyond the 90 day period.

If the grantee’s employment with the Company or any subsidiary or a service provider terminates by reason of death, all restricted stock and restricted stock units granted under the Plan will fully vest. If the grantee’s employment terminates by reason of disability, the grantee’s restricted stock or restricted stock units will continue to vest for a period of one year or such longer period as the Compensation Committee may determine. If the grantee’s employment is terminated for any other reason, the restricted stock or restricted stock units will be forfeited unless the Compensation Committee determines otherwise.

Merger, Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company or upon any transaction (including one in which the Company is the surviving entity) that results in any person or entity owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, outstanding restricted stock and restricted stock units will vest and all options will become immediately exercisable, within a stated period, unless provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption or substitution of the options, restricted stock and restricted stock units.

Amendment     The Board of Directors may amend, suspend or terminate the Plan with respect to the shares of common stock as to which grants have not been made. However, the Company’s stockholders must approve any amendment that would cause the Plan not to comply with the Code.

United States Federal Income Tax Consequences

The United States federal income tax consequences of an optionee’s participation in the Plan are complex and subject to change. The following summary generally describes the principal United States federal (and not state and local) income tax consequences of awards granted under the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act (ERISA), nor is it qualified under Section 401(a) of the Code.

Non-Qualified Stock Options.    If a non-qualified stock option is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the non-qualified stock option is granted. On exercise of a non-qualified stock option, the amount by which the fair market value of the common stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company (or one of its subsidiaries) in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-qualified stock option will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-qualified stock option.

Incentive Stock Options.    If an incentive stock option is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the incentive stock option is granted. On exercise of an incentive stock option, the holder will generally not recognize any income and the Company (or one of its subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax. If the shares acquired upon exercise of the incentive stock option are neither disposed of within two years after the date of the grant of the incentive stock option nor within one year after the date of exercise of the incentive stock option, any profit realized upon the disposition of such shares will be taxed as long-term capital gains. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income upon such disposition, and the Company (or one of its subsidiaries) will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the common stock on the date the incentive stock option is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive stock option will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

Stock Appreciation Rights.    The amount of any cash (or the fair market value of any common stock) received upon the exercise of stock appreciation rights under the Plan will be includible in the holder’s ordinary income and the Company (or one of its subsidiaries) will be entitled to a deduction for such amount.

Restricted Stock.    Generally, if restricted stock is awarded in accordance with the terms of the Plan, no income will be recognized by such recipient at the time the award is made. Instead, a recipient of restricted stock will be required to recognize as ordinary income the fair market value of such restricted stock upon the lapse of the forfeiture provisions applicable thereto, less any amount paid therefore. The recipient may, however, elect to recognize as ordinary income at the time the restricted stock is first awarded the fair market value of such restricted stock at the time of receipt, less any amount paid therefore. Absent the making of the election referred to in the preceding sentence, any cash dividends or other distributions paid with respect to restricted stock prior to lapse of the applicable restriction will be recognized by the recipient as ordinary income at the time of receipt. In each case, the Company (or one of its subsidiaries) will be entitled to a deduction in the same amount as the recipient recognizes compensation income.

New Plan Benefits

The Company currently anticipates that it will, as a general matter, grant options on an annual basis. However, except with respect to the automatic grants to the Company’s directors (described above), future option grant recipients and future option grant levels to be received by or allocated to other eligible persons in the future under the Plan cannot be determined at this time. The Company has not approved any awards under the Plan that are conditioned upon stockholder approval of the proposed amendments to the Plan. On March 27, 2003, the closing price of a share of common stock was $24.55.

Equity Compensation Plan Information as of December 31, 2002

The following table contains information about the shares of common stock underlying option grants issued under the Plan that were outstanding as of December 31, 2002. It does not give effect to the increase in the number of shares of common stock available under the Plan that is contemplated by amendments described herein.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	436,500	$8.38	38,250
Equity compensation plans not approved by stockholders	0	N/A	N/A
Total	436,500	$8.38	38,250

Vote Required

The approval of the amendments to the Plan requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote on this matter at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

RATIFICATION OF THE APPOINTMENT

OF THE COMPANY’S INDEPENDENT PUBLIC AUDITORS

(Proposal 3)

On March 18, 2003, the Company’s engaged PricewaterhouseCoopers to replace Ernst & Young Audit sp. z o.o. (“E&Y”) as independent public accountants to audit the consolidated financial statements of the Company for 2003, subject to ratification by the stockholders at the Annual Meeting. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors.

E&Y’s reports on the Company’s financial statements for the past three fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the three most recent fiscal years, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

The Company provided E&Y with a copy of the foregoing disclosures and filed a copy of E&Y’s letter, dated March 28, 2003, stating that it found no basis for disagreement with such statements, with the Securities and Exchange Commission.

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of either PricewaterhouseCoopers or E&Y is expected to be present at the meeting.

Audit Fees

For 2002, the aggregate fees for professional services rendered for the audit of the Company’s annual financial statements for 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q were $148,000.

Financial Information Systems Design and Implementation Fees

For 2002, the Company did not incur any charges from or pay any fees to E&Y for any financial information systems design and implementation services.

Audit-Related Fees

For 2002, the Company did not incur any charges from or pay any fees to E&Y for professional services relating to employee benefit audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation or consultation concerning financial accounting and reporting standards.

Tax Fees

For 2002, the Company did not incur any charges from or pay any fees to E&Y for professional services relating to tax compliance, tax planning or tax advice.

All Other Fees

The aggregate fees billed by E&Y for professional services rendered other than as stated above under the caption Audit Fees were $62,500 for services rendered in connection with the Company’s resale registration statement filed in 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and beneficial owners of more than 10% of the common stock to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Officers, directors and beneficial owners of more than 10% of the common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Except as noted below, based solely on our review of the copies of such reports furnished to us by our directors and officers during and with respect to 2002 or upon written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were satisfied.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

Any proposal or proposals by a stockholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2004 annual meeting of stockholders must be received at the Company’s principal executive offices no later than December 2, 2003, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2004 annual meeting of stockholders any stockholder proposal which may be omitted from the Company’s proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would like to obtain another copy of the proxy, please contact James Archbold, Director of Investor Relations at 1343 Main Street, Suite 301, Sarasota, Florida 34236, telephone (941) 330-1558. If you want to receive separate copies of our proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors does not know of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board, or in the absence of such direction, in their own best judgment.

By Order of the Board of Directors

William V. Carey

Chairman and Chief Executive Officer

Sarasota, Florida

April 1, 2003

A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, Central European Distribution Corporation, 1343 Main Street, Suite 301, Sarasota, Florida 34236. This fee will be limited to the Company’s reasonable expenses in providing the exhibits.

APPENDIX A

Audit Committee Charter

Central European Distribution Company (CEDC)

Audit Committee Charter

Purpose and Authority

The Audit Committee (the “Committee”) is established to assist the Board of Directors of CEDC (the “Board”) in fulfilling its legal and ethical compliance oversight responsibilities, including oversight of: (i) the integrity of the Company’s financial reporting process; (ii) the system of internal controls over financial reporting; (iii) the audit process; and (iv) the process for monitoring compliance with all applicable laws and regulations (principally those of the U.S. Securities and Exchange Commission, or “SEC”). The Committee provides an open avenue of communication between financial management, internal auditors, the independent or external auditors and the Board. The Committee is authorized to: (i) consult directly with the independent auditors and such other persons as the Committee deems appropriate; (ii) to review the preparations for and scope of the audit of CEDC’s financial statements and review drafts of such statements; (iii) recommend any action to the Board that the Committee deems appropriate; and (iv) perform such other duties relating to the financial statements and other matters of CEDC as set forth below and as the Board may assign from time to time.

Organization

The Committee will consist of at least three directors appointed by the Board. All of the Committee members shall meet the independence and experience requirements as required by the NASDAQ Marketplace Rules. Each member of the Committee shall be financially literate and at least one member will have accounting or related financial management expertise.

The Committee will meet at least four times a year, with authority to convene additional meetings as circumstances require. The Committee can invite senior members of CEDC management or its subsidiaries, auditors or others to attend meetings and provide pertinent information. The Committee will hold private meetings with the internal and independent auditors and executive sessions.

Responsibilities

The Committee is authorized to carry out the responsibilities set forth below. In carrying out its responsibilities and duties, the Committee must rely on the knowledge and expertise of management, the internal auditors and the independent auditors. Management and CEDC’s internal auditors are ultimately responsible for determining whether CEDC’s financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. The independent auditors are ultimately accountable to the Committee and the entire Board for such auditors’ review of the financial statements and controls of CEDC.

1.  Financial

•	Review the annual audited financial statements with management and the independent auditors including: (i) the preparations for and scope of the independent audit of the financial statements; (ii) major issues regarding accounting and auditing principles and practices; and (iii) the adequacy of internal controls that could significantly affect CEDC’s financial statements.

•	Review critical accounting policies and any major accounting policy changes. The Committee must receive reports on alternative accounting treatments from independent auditors as may be relevant to CEDC’s financial statements. This will include accounting policies in the United States and in Poland or any other country where CEDC conducts its operations.

•	Review with the management and independent auditors the quarterly financial statements before filing of CEDC’s reports on Form 10-Q and Form 10-K, including the results of the independent auditor’s reviews of the quarterly financial statements and SAS 71s.

2.  External Audit

•	Responsible for the appointment or discharge, compensation and oversight of CEDC’s independent auditors

•	Review the experience and qualifications of the primary partners on the independent audit team and the quality control procedures of the firm.

•	Review and approve the annual budget for audit services together with executive management.

•	Review the independent auditor’s management letter and recommendations, as well as management’s response thereto.

•	Pre-approve all audit and non-audit services performed for CEDC by any accounting, auditing or other financial services company which exceed the scope of engagement to be provided to CEDC by the external auditor.

•	Responsible for the engagement, at CEDC’s expense, of outside advisors, including counsel, as the Committee determines necessary to carry out its duties.

•	Oversee the independence of the independent auditors by (i) receiving from the independent accountants, on a periodic basis, a statement delineating all relationships between the independent auditors and CEDC consistent with Independence Standards Board Standard 1 and other applicable requirements; (ii) reviewing and discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent accountants and CEDC or any other disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (ii) recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors’ independence.

•	Require the independent auditors to report to the Committee in writing all of the critical accounting policies to be used and all alternative treatments of financial information with GAAP that have been discussed with CEDC’s management.

3.  Internal

•	Establish and maintain procedures for the receipt, retention and handling of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters.

•	Establish and maintain procedures allowing employees of CEDC to submit any concerns regarding questionable accounting or auditing matters on a confidential, anonymous basis.

•	Periodically review the adequacy and effectiveness of accounting personnel within CEDC, the adequacy and effectiveness of internal accounting and financial controls of CEDC and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis must be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review and concur with the Board’s appointment or replacement of CEDC’s senior financial management, principally the Chief Financial Officer.

•	Approve any transaction between an officer or director and CEDC, or any of its subsidiaries or affiliates, to ensure that such “related party” transactions have been approved by an independent body as “arm’s length” transaction(s) that benefit CEDC.

4.  Compliance

•	Review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaint or published reports, that raise material issues regarding CEDC’s financial statements or accounting policies.

•	Obtain regular updates from management and CEDC’s legal counsel regarding legal matters which may have a material impact on the financial statements.

•	Conduct or authorize investigations into any relevant financial matters within the scope of the Committee’s responsibilities and duties under this Charter or as the Board may assign to the Committee from time to time. The Committee is empowered to (i) retain outside counsel, accountants or others to advise or assist the Committee in the conduct of an investigation; ( ii) seek any information it requires from external parties or employees, all of whom are directed to cooperate with the Committee’s requests; (iii) meet with the management, independent auditors, or outside counsel as necessary; and (iv) meet with CEDC’s financial advisors.

5.  Reporting

•	The Committee’s reporting responsibilities will include reports to the Board about the Committee’s activities, issues and related recommendations, and preparation of the report to be included in CEDC’s annual proxy statement describing CEDC and its activities, as required by the SEC.

The Charter

•	This Charter, prepared by members of the Committee, supercedes all previous versions and was approved by the CEDC Board of Directors at the meeting of November 19, 2002, and it may be amended from time to time.

•	The Charter will be reviewed by the Committee on at least an annual basis.

•	The latest version of this Charter will be published at least once every three years in CEDC’s annual proxy statement.

APPENDIX B

1997 STOCK INCENTIVE PLAN, AS AMENDED

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

Central European Distribution Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 1997 Stock Incentive Plan As Amended (the “Plan”) as follows:

1.    PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors, and other persons to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2.    DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1  “affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein).

2.2  “Award Agreement” means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3  “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.6  “Committee” means a Committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate, and each of whom shall qualify in all respects as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation. Commencing on the Effective Date, and until such time as the Board shall determine otherwise, the Committee shall be the Compensation Committee of the Board.

2.7  “Company” means Central European Distribution Corporation.

2.8  “Effective Date” means November 27, 1997, the date on which the Plan was adopted by the Board.

2.9  “Employee” means an employee of the Company, of a Parent of the Company (within the meaning of Section 424(e) of the Code), or of a Subsidiary.

2.10  “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11  “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on a Nasdaq market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the day before the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.

2.12  “Grant” means an award of an Option, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units under the Plan.

2.13  “Grant Date” means (a) for Grants other than Grants to Outside Directors, the later of (i) the date as of which the Committee approves the Grant or (ii) the date as of which the Grantee and the Company or Service Provider enter into the relationship resulting in the Grantee’s becoming eligible to receive a Grant, and (b) for Grants to Outside Directors, the date on which such Grant is made in accordance with Section 7 hereof.

2.14  “Grantee” means a person who receives or holds an Option, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units under the Plan.

2.15  “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.16  “Non-Qualified Stock Option” means an Option that does not meet the requirements for an Incentive Stock Option.

2.17  “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.18  “Option Period” means the period during which Options may be exercised as set forth in Section 10 and 11 hereof.

2.19  “Option Price” means the purchase price for each share of Stock subject to an Option or Stock Appreciation Rights.

2.20  “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.21  “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.22  “Plan” means the Central European Distribution Corporation 1997 Stock Incentive Plan.

2.23  “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.24  “Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 14.2 hereof.

2.25  “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 14 hereof, that are subject to restrictions and to a risk of forfeiture.

2.26  “Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 14 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.27  “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.28  “Service Provider” means a consultant or adviser to the Company, a manager of the Company’s properties or affairs, or other similar service provider or affiliate of the Company, none of whom are Employees, as such persons may be designated from time to time by the Committee pursuant to Section 6 hereof.

2.29  “Stock” means the common stock, par value $0.01 per share, of the Company.

2.30  “Stock Appreciation Right” means a right granted pursuant to Section 15 hereof to receive a payment by the Company of an amount equal to the excess of the fair market value of the shares of Stock subject to such Grant, or portion thereof, so surrendered over the Option Price of such shares.

2.31  “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.32  “Termination Date” shall be the date upon which an Option shall terminate or expire, as set forth in Sections 10.3 and 11.3 hereof, as applicable.

3.    ADMINISTRATION OF THE PLAN

3.1  General.    The Plan shall be administered by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option granted or any Award Agreement entered into hereunder. The Board shall have full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan, which the Board deems to be necessary or appropriate to the administration of the Plan, any Option granted hereunder or any Award Agreement entered into hereunder. The Board’s interpretation and construction of any provision of the Plan, any Option granted hereunder or any Award Agreement entered into hereunder shall be final, binding and conclusive.

3.2  Committee.    The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 3.1 above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.3  Discretionary Grants.    Subject to Section 3.4 hereof and to the other terms and conditions of the Plan, the Committee shall have full and final authority to designate Grantees, (i) to determine the type or types of Grant to be made to a Grantee, (ii) to determine the number of shares of Stock to be subject to a Grant, (iii) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (iv) to prescribe the form of each Award Agreement evidencing a Grant, and (v) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to authorize the Chief Executive Officer to propose Grantees (other than such officer) and corresponding Grants for the Committee’s approval and to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Committee shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Committee at the time the new Grant is made.

3.4  Grants to Outside Directors.    With respect to Grants of Options to Outside Directors pursuant to Section 7 hereof, the Committee’s responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options so granted, to interpret the Award Agreements evidencing such Options, to maintain appropriate records and reports regarding such Options, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

3.5  No Liability.    No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

3.6  Applicability of Rule 16b-3.    Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4.    STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 1,750,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.    EFFECTIVE DATE AND TERM OF THE PLAN

5.1  Effective Date.    The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2  Term.    The Plan shall terminate on the tenth anniversary of the Effective Date.

6.    DISCRETIONARY GRANTS

6.1  Company or Subsidiary Employees.    Grants (including Grants of Incentive Stock Options) may be made under the Plan to any Employee, including any such Employee who is an officer or director of the Company or of any Subsidiary, as the Committee shall determine and designate from time to time.

6.2  Service Providers.    Grants may be made under the Plan to any Service Provider whose participation in the Plan is determined by the Committee to be in the best interests of the Company and is so designated by the Committee; provided, however, that Grants to Service Providers shall not be Incentive Stock Options.

6.3  Successive Grants.    An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.    GRANTS TO OUTSIDE DIRECTORS

Each Outside Director who is initially elected to the Board on or after the Effective Date shall, upon the date of his or her initial election by the Board or the shareholders of the Company, automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 3,500 shares of Stock (which amount shall be subject to adjustment as provided in Section 17 hereof). Thereafter, all Outside Directors shall, on each anniversary date of his or election to the Board, automatically receive additional Grants of an Option to purchase 1,500 shares of Stock.

8.    LIMITATIONS ON GRANTS

8.1  Limitation on Shares of Stock Subject to Grants.    The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is 60,000 per year. The maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 60,000 per year.

8.2  Limitations on Incentive Stock Options.    An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.    AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options.

10.    INCENTIVE STOCK OPTIONS

10.1  Option Price.    The Option Price of each Incentive Stock Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the date immediately prior to the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the date immediately prior to the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.2  Vesting and Option Period.    Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Award Agreement relating to such Option. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Incentive Stock Option granted hereunder may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding. For purposes of this Section 10.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the “Option Period” with respect to such Option.

10.3  Term.    Each Incentive Stock Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.4  Acceleration.    Any limitation on the exercise of an Incentive Stock Option contained in any Award Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

10.5  Termination of Employment or Other Relationship.    Upon the termination of a Grantee as an Employee, any Incentive Stock Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.2 hereof shall terminate immediately, and any Incentive Stock Option or portion thereof that has vested in accordance with the provisions of Section 10.2 hereof but has not been exercised shall terminate at the close of business on the third month anniversary of such Grantee’s termination of employment. For example, an Employee who terminates his employment effective June 30, will have until September 30 of that year to exercise his or her vested Incentive Stock Options (i.e. 92 days). Notwithstanding the foregoing, if the Committee, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option), such Option shall cease to be an Incentive Stock Option after the termination of the three-month period following the Grantee’s termination as an Employee and shall be treated as a Non-Qualified Stock Option when exercised. Upon termination of an Incentive Stock Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive, but may not exceed the time limit imposed by the Code and its implementing regulations with respect to Incentive Stock Options (currently 90 days). To the extent the Committee determines that the employment status of a Grantee may continue beyond the leave period limits provided in the Code, the Options held by such Grantee shall cease to be Incentive Stock Options and shall be treated as Non-Qualified Stock Options. Likewise, if the Grantee ceases to be an Employee and is immediately thereafter employed with an affiliate of the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company, such Options shall cease to be Incentive Stock Options and will be treated as Non-Qualified Stock Options.

10.6  Rights in the Event of Death.    If a Grantee dies while he or she is an Employee, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within two years after the date of such Grantee’s death (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such two-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.7  Rights in the Event of Disability.    If a Grantee terminates his or her status as an Employee by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.3 above. Whether a termination of employment is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

10.8  Limitations on Exercise of Incentive Stock Options.    Notwithstanding any other provision of the Plan, in no event may any Incentive Stock Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.9  Method of Exercise.    An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents. If a “cashless exercise” method is permitted by the Committee, in which Stock to be obtained upon exercise of the Option is sold simultaneously with the exercise of the Option for purposes of paying the Option Price, such transaction would constitute a “disqualifying disposition” under the Code and will result in the Incentive Stock Option being treated as a Non-Qualified Stock Option. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10.10  Delivery of Stock Certificates.    Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.    NON-QUALIFIED STOCK OPTIONS

11.1  Option Price.    The Option Price of each Non-Qualified Stock Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Committee may establish the Option Price in its sole discretion, including at discounts from the Fair Market Value of the shares of Stock subject to the Option on the Grant Date, but in no case shall the Option Price of any Option be less than the par value of a share of Stock.

11.2  Vesting and Option Period.    Each Non-Qualified Stock Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Award Agreement relating to such Option; provided, however, that each Option granted to an

Outside Director shall be exercisable, in whole or in part, at any time and from time to time over the period commencing on the Grant Date and ending upon the expiration or termination of the Option. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option granted to persons other than Outside Directors may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding. For purposes of this Section 11.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the “Option Period” with respect to such Option.

11.3  Term.    Each Non-Qualified Stock Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Outside Directors, under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the “Termination Date”).

11.4  Acceleration.    Any limitation on the exercise of a Non-Qualified Stock Option contained in any Award Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

11.5  Termination of Employment or Other Relationship.    Upon the termination (i) of the employment of a Grantee with the Company or a Service Provider, (ii) of a Service Provider’s relationship with the Company, or (iii) of an Outside Director’s service to the Company, other than, in the case of individuals, by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Non-Qualified Stock Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 11.2 hereof shall terminate immediately, and any Non-Qualified Stock Option or portion thereof that has vested in accordance with the provisions of Section 11.2 hereof but has not been exercised shall terminate at the close of business on the ninetieth day following the Grantee’s termination of service, employment, or other relationship, unless the Committee, in its discretion, extends the period during which the Non-Qualified Stock Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with an affiliate of the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider’s or an Outside Director’s relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

11.6  Rights in the Event of Death.    If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider or an Outside Director, all Non-Qualified Stock Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within two years after the date of such Grantee’s death (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such two-year period) and prior to termination of the Option pursuant to Section 11.3 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

11.7  Rights in the Event of Disability.    If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual or is an Outside Director) ceases to provide services to the Company, in either case by reason of the “permanent and total disability” (within the meaning of

Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Non-Qualified Stock Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 11.3 above. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

11.8  Limitations on Exercise of Option.    Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

11.9  Method of Exercise.    An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents. A Grantee may also exercise a Non-Qualified Stock Option through a “cashless exercise” method if the Committee so determines. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

11.10  Delivery of Stock Certificates.    Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

12.    STOCK APPRECIATION RIGHTS (SARs)

12.1  In General.    Subject to the terms and conditions of the Plan, the Committee may, in its sole and absolute discretion, grant to a Grantee rights to receive payment by the Company of an amount equal to the excess of the fair market value of the shares of Stock subject to such Award Agreement, or portion thereof, so surrendered (determined in the manner described in Section 2.10 above as of the date the SARs are exercised) over the Option Price of such shares. Such payment may be made, as determined by the Committee in accordance with Sections 12.4 and 12.5 below and set forth in the Award Agreement, either in shares of Stock or in cash or in any combination thereof. All SARs shall be evidenced by provisions in an Award Agreement, which provisions shall comply with and be subject to the terms and conditions set forth in this Section 12.

12.2  Grant.    Each SAR shall relate to a specific number of shares of Stock. The number of SARs held by a Grantee shall be reduced by the number of SARs exercised for Stock or cash under the provisions of the Award Agreement.

12.3  Exercise.    SARs that are exercisable hereunder and under the Award Agreement may be exercised by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Company shall be the exercise date of the SARs. Except to the extent that SARs are exercised for cash as provided in Section 12.5 below, the individual exercising SARs shall receive, without payment therefor to the Company, the number of shares of Stock determined under Section 12.4 below. Promptly after the exercise of SARs, the individual exercising the SARs shall be entitled to the issuance of a Stock certificate or certificates evidencing ownership of such shares. An individual holding or exercising SARs shall have none of the rights of a shareholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 19 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

12.4  Number of Shares of Stock.    The number of shares of Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the fair market value (determined in the manner described in Section 2.10 above) of a share of Stock on the exercise date exceeds the Option Price of the shares of Stock subject to the Award Agreement by (ii) the fair market value (determined in the manner described in Section 2.10 above) of a share of Stock on the exercise date of the SARs; provided, however, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Company to the individual exercising SARs in lieu of any such fractional share.

12.5  Exercise of SARs for Cash.    The Committee shall have sole discretion to determine whether, and shall set forth in the Award Agreement the circumstances under which, payment in respect of SARs granted to any Grantee shall be made in shares of Stock, or in cash, or in a combination thereof. Promptly after the exercise of an SAR for cash, the individual exercising the SAR shall receive in respect of said SAR an amount of money equal to the difference between the fair market value (determined in the manner described in Section 2.10 above) of a share of Stock on the exercise date and the Option Price.

12.6  Limitations.    SARs shall be exercisable at such times and under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine and set forth in the Award Agreements; provided, however, that an SAR may be exercised only at such times and by such individuals as the Award Agreement provides; and provided, further, that an SAR may be exercised only at such times as the fair market value (determined in the manner described in Section 2.10 above) of a share of Stock on the exercise date exceeds the Option Price. Adjustments in the number, kind, or Option Price of shares of Stock for which Awards are granted pursuant to Section 19 below shall be made as necessary to the related SARs held by each Grantee. Any amendment, suspension or termination of the Plan pursuant to Section 18 below shall be deemed an amendment, suspension or termination of SARs to the same extent.

13.    TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee) may exercise the Option, except as otherwise specifically permitted by this Section 13. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, to the extent permitted under the applicable Award Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers, an Optionee may transfer a non-qualified stock option to a family member of the Optionee (defined as an individual who is related to the Optionee by blood or adoption), to a trust established and maintained for the benefit of the Optionee or a family member of the Optionee (as determined under applicable state law and the Code) or to a partnership in which family members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 13 or by will or the laws of descent and distribution.

14.    RESTRICTED STOCK

14.1  Grant of Restricted Stock or Restricted Stock Units.    The Committee may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive such Grants as set forth in Section 6 hereof, subject to such restrictions, conditions and other terms as the Committee may determine.

14.2  Restrictions.    At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Committee shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Restricted Stock Units.

14.3  Restricted Stock Certificates.    The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

14.4  Rights of Holders of Restricted Stock.    Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

14.5  Rights of Holders of Restricted Stock Units.    Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

14.6  Termination of Employment or Other Relationship.    Upon the termination of the employment of a Grantee with the Company or a Service Provider, or of a Service Provider’s relationship with the Company, in either case other than, in the case of individuals, by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Committee, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider. Whether a termination of a Service Provider’s relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

14.7  Rights in the Event of Death.    If a Grantee dies while employed by the Company or a Service Provider or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

14.8  Rights in the Event of Disability.    If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

14.9  Delivery of Stock and Payment Therefor.    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

15.    PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16.    REQUIREMENTS OF LAW

16.1  General.    The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any United States federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2  Rule 16b-3.    It is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.    AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in “competition with the Company,” as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated “for cause” as defined in the applicable Award Agreement. Except as permitted under this Section 17 or Section 18 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

18.    EFFECT OF CHANGES IN CAPITALIZATION

18.1  Changes in Stock.    If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

18.2  Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.    Subject to Section 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

18.3  Dissolutions, Sale of Assets, Etc.    Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning eighty percent or more of the combined voting power of all classes of securities of the Company, (i) all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent the Plan is continued or of the assumption of or substitution for such Options theretofore granted. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

18.4  Adjustments.    Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

18.5  No Limitations on Company.    The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.    DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or a Service Provider. No provision in the Plan or in any Grant awarded or Award. Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director (including as an Outside Director), or shall interfere with or restrict in any way the rights of the Company’s shareholders to remove any director pursuant to the provisions of the Delaware General Corporation Law, as from time to time amended. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or a Service Provider), so long as such Grantee continues to be a director, officer, consultant, employee, or independent contractor (as the case may be) of the Company or a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

20.    NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

21.    WITHHOLDING TAXES

The Company, a Subsidiary or a Service Provider, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any taxes of any kind required by applicable law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company, the Subsidiary or the Service Provider, as the case may be, any amount that the Company, the Subsidiary or the Service Provider may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, the Subsidiary or the Service Provider, which may be withheld by the Company, the Subsidiary or the Service Provider, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company, the Subsidiary or the Service Provider to withhold shares of Stock otherwise issuable pursuant to the Grantee or (ii) by delivering to the Company, the Subsidiary or the Service Provider shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Subsidiary or the Service Provider as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this

Section 21 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

22.    CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

23.    OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

24.    NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

25.    SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

26.    GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

April 28, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê    Please detach and mail in the envelope provided.    ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	Election of seven (7) directors, to serve until the 2004 Annual Meeting of Stockholders.		2.	To approve amendments to the Company’s stock incentive plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES O WILLIAM V. CAREY O JEFFREY K. PETERSON O N. SCOTT FINE O JAMES T. GROSSMANN O TONY HOUSH O JAN W. LASKOWSKI O RICHARD ROBERTS	3.	To ratify the Board of Directors’ appointment of PricewaterhouseCoopers as the Company’s independent public auditors for the fiscal year 2003.	☐	☐	☐
			4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the board of directors on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposals 2 and 3.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of common stock of Central European Distribution Corporation, revoking all proxies heretofore given, hereby constitutes and appoints William V. Carey and Jeffrey Peterson, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned’s shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the annual meeting of Stockholders of Central European Distribution Corporation to be held on Monday, April 28, 2003 at 10:00 a.m., local time, at Seaport Plaza, 199 Water Street, 34th Floor, New York, New York, and at any adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

(Continued and to be signed on the reverse side)

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